EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Dollar Tree, Inc. (the Company) on Form 10-K for the year ending January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Bob Sasser, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2009	/s/ Bob Sasser
Date	Bob Sasser
President, Chief Executive Officer

A signed original of this written statement required by Section 906 has been furnished to Dollar Tree, Inc. and will be retained by Dollar Tree, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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Forward to Exhibit 32.2

Back to Form 10-K